BRIGHTHOUSE LIFE INSURANCE COMPANY
BRIGHTHOUSE VARIABLE ANNUITY ACCOUNT C
SUPPLEMENT DATED MAY 1, 2020
TO
PROSPECTUS DATED MAY 1, 1998
(SPDA)
This Supplement revises information contained in the prospectus dated May 1, 1998 (as supplemented) for the Individual Single Purchase Payment Deferred Variable Annuity contract issued by Brighthouse Life Insurance Company (“BLIC” “we,” “us,” or “our”). This Supplement should be read and kept together with your contract prospectus for future reference.
In accordance with regulations adopted by the Securities and Exchange Commission, beginning on or after January 1, 2021, paper copies of the shareholder reports for the investment portfolios available under your variable annuity contract will no longer be sent by mail, unless you specifically request paper copies of the reports from BLIC. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from BLIC electronically by contacting us at www.brighthousefinancial.com to enroll.
You may elect to receive all future reports in paper free of charge. You can inform BLIC that you wish to continue receiving paper copies of your shareholder reports by calling (800) 638-7732, or by sending an email correspondence to rcg@brighthousefinancial.com. Your election to receive reports in paper will apply to all investment portfolios available under your contract.
The corresponding sections of the prospectus are modified as follows:
FEE TABLES AND EXAMPLES
The next table shows the minimum and maximum total operating expenses charged by the investment portfolios that you may pay periodically during the time that you own the contract. Certain investment portfolios may impose a redemption fee in the future. More detail concerning each investment portfolio’s fees and expenses is contained in the prospectuses for the investment portfolios and in the following tables.
Minimum and Maximum Total Annual Funding Option Operating Expenses
	Minimum	Maximum
Total Annual Funding Option Operating Expenses
(expenses that are deducted from Funding Option assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.39%	0.86%
Funding Option Fees and Expenses as of December 31, 2019
(as a percentage of average daily net assets)
The following table is a summary. For more complete information on Funding Option fees and expenses, please refer to the prospectus for each Funding Option.

Funding Option	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
Brighthouse Funds Trust I — Class A
MFS ® Research International Portfolio	0.70%	—	0.04%	—	0.74%	0.10%	0.64%
Morgan Stanley Discovery Portfolio	0.64%	—	0.04%	—	0.68%	0.02%	0.66%
PIMCO Total Return Portfolio	0.48%	—	0.38%	—	0.86%	0.03%	0.83%
T. Rowe Price Large Cap Value Portfolio	0.57%	—	0.02%	—	0.59%	0.05%	0.54%
Victory Sycamore Mid Cap Value Portfolio	0.65%	—	0.04%	—	0.69%	0.09%	0.60%
Brighthouse Funds Trust II — Class A
BlackRock Ultra-Short Term Bond Portfolio	0.35%	—	0.04%	—	0.39%	0.02%	0.37%
Brighthouse/Wellington Core Equity Opportunities Portfolio	0.70%	—	0.02%	—	0.72%	0.12%	0.60%
Neuberger Berman Genesis Portfolio	0.82%	—	0.04%	—	0.86%	0.01%	0.85%
Western Asset Management Strategic Bond Opportunities Portfolio	0.57%	—	0.03%	—	0.60%	0.06%	0.54%
The information shown in the table above was provided by the Funding Options. Certain Funding Options and their investment adviser have entered into expense reimbursement and/or fee waiver arrangements that will continue at least until April 30, 2021. These arrangements can be terminated with respect to these Funding Options only with the approval of the Funding Option's board of directors or trustees. Please see the Funding Options’ prospectuses for additional information regarding these arrangements.
INVESTMENT OPTIONS
The contract offers the investment portfolios which are listed below. Appendix B contains a summary of subadvisers and investment objectives for each portfolio. Additional investment portfolios may be available in the future.
You should read the prospectuses for these funds carefully before investing. You can obtain copies of the fund prospectuses by calling or writing to us at: Brighthouse Life Insurance Company, Annuity Service Office, P.O. Box 10366, Des Moines, Iowa, 50306-0366, (800) 343-8496. You can also obtain information about the funds (including a copy of the Statement of Additional Information) by accessing the Securities and Exchange Commission’s website at http://www.sec.gov/.
We do not provide any investment advice and do not recommend or endorse any particular investment portfolio. You bear the risk of any decline in the value of your contract resulting from the performance of the investment portfolios you have chosen.
Brighthouse Funds Trust I  — Class A
Brighthouse Funds Trust I is a mutual fund with multiple portfolios. Brighthouse Investment Advisers, LLC (Brighthouse Investment Advisers) is the investment manager of Brighthouse Funds Trust I. Brighthouse Investment Advisers has engaged subadvisers to provide investment advice for the individual Investment Portfolios. (See Appendix B for the names of the subadvisers.) The following portfolios are available under the contract:
MFS® Research International Portfolio
Morgan Stanley Discovery Portfolio
PIMCO Total Return Portfolio
T. Rowe Price Large Cap Value Portfolio
Victory Sycamore Mid Cap Value Portfolio
Brighthouse Funds Trust II — Class A
Brighthouse Funds Trust II is a mutual fund with multiple portfolios. Brighthouse Investment Advisers is the investment adviser to the portfolios. Brighthouse Investment Advisers has engaged subadvisers to provide investment advice for the individual Investment Portfolios. (See Appendix B for the names of the subadvisers.) The following portfolios are available under the contract:
BlackRock Ultra-Short Term Bond Portfolio

Brighthouse/Wellington Core Equity Opportunities Portfolio
Neuberger Berman Genesis Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
Transfers
The following paragraph under Restrictions on Frequent Transfers has been modified.
Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the “Monitored Portfolios” that exceeds our current transfer limits, we will require future transfer requests to or from any investment portfolio under that Contract to be submitted in writing with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.
We monitor transfer activity in the following “Monitored Portfolios” for purposes of imposing our restrictions on frequent transfers.
MFS® Research International Portfolio
Neuberger Berman Genesis Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
FEDERAL INCOME TAX STATUS
Special Distribution Rules during 2020: Under recently enacted legislation, you (and after your death, your designated beneficiaries) generally do not have to take required minimum distributions (“RMDs”) from your Qualified Annuity Contract for 2020. Additionally, any RMDs already taken in 2020 may be eligible for rollover and not be subject to the 20% mandatory withholding. For after-death RMDs, the five-year rule is applied without regard to calendar year 2020. For instance, if you had died in 2018, the five-year period would end in 2024 instead of 2023. The RMD rules are complex, so please consult with your tax adviser before waiving your 2020 RMD payment.
The legislation also contains provisions that would allow eligible individuals to receive certain 2020 distributions from IRAs and qualified plans free of the 10% additional tax on early distributions, or in the case of some qualified plans, free of plan restrictions on early distributions and the 20% withholding tax. You should consult with your tax adviser to see if you may be eligible for these and other benefits (such as loan relief, if applicable) provided by the legislation.
Distribution Rules for 2020 and Beyond. The following describes other recent changes in federal tax law affecting distributions from Qualified Annuity Contracts. This information should be read in conjunction with the discussion of such distributions set forth primarily in the “Federal Income Tax Status” section of the prospectus, and to a lesser extent in other sections of the prospectus.
(1)	Effective January 1, 2020, the age at which RMDs generally must begin for IRAs and qualified retirement plans is extended from age 70 1⁄2 to age 72. This change only applies if you attained age 70 1⁄2 on or after January 1, 2020. Other requirements relating to RMD payments remain the same.
(2)	Effective January 1, 2020, when an IRA owner or defined contribution plan participant dies, any remaining interest must generally be distributed within 10 years after the IRA owner/participant’s death, unless an exception applies. An exception permits an “eligible designated beneficiary” to take distributions over the beneficiary’s life or over a period not exceeding the beneficiary’s life expectancy. An eligible designated beneficiary includes: the IRA owner/participant’s spouse or minor child (until the child reaches age of majority), certain disabled or chronically ill individuals, and individuals who are not more than 10 years younger than the IRA owner/participant.
The change described in (2) above can significantly affect a beneficiary’s ability to “stretch” distributions from a Qualified Annuity Contract over his or her life or life expectancy. It may also shorten the time period over which the remaining balance of the contract must be taken if the IRA owner/participant had been receiving payments at the time of death, either in the form of annuity payments or through withdrawals of the RMD amount each year. As a result of this change, we are not currently issuing inherited IRA Contracts to beneficiaries other than surviving spouses and individuals who are not more than 10 years younger than the deceased IRA owner/participant. We may modify this in the future, so please consult your financial representative. Any annuity payment or withdrawal option made available under the contract must comply with applicable federal income tax rules.

You should consult with your tax adviser if you think you may be affected by these changes.
OTHER INFORMATION
Brighthouse Life Insurance Company
The following paragraph is added to this subsection:
We are not a fiduciary and do not give advice or make recommendations regarding insurance or investment products. Ask your financial representative for guidance regarding any requests or elections and for information about your particular investment needs. Please bear in mind that your financial representative, or any financial firm or financial professional you consult to provide advice, is not acting on our behalf. We do not recommend and are not responsible for any securities transactions or investment strategies involving securities (including account recommendations).
Cybersecurity and Certain Business Continuity Risks
Our variable annuity contract business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Investment Portfolios and the firms involved in the distribution and sale of our variable annuity contracts). For example, many routine operations, such as processing Owners’ requests and elections and day-to-day recordkeeping, are all executed through computer networks and systems.
We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on BLIC and the Separate Account, as well as individual Owners and their contracts. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.
Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Other disruptive events, including (but not limited to) natural disasters and public health crises (such as COVID-19), may adversely affect our ability to conduct business, in particular if our employees or the employees of our service providers are unable or unwilling to perform their responsibilities as a result of any such event. Cybersecurity breaches and other disruptions to our business operations can interfere with our processing of contract transactions, including the processing of transfer orders from our website or with the Investment Portfolios; impact our ability to calculate Accumulation Unit values; cause the release and possible destruction of confidential Owner or business information; or impede order processing or cause other operational issues.
Cybersecurity breaches may also impact the issuers of securities in which the Investment Portfolios invest, and it is possible the funds underlying your contract could lose value. There can be no assurance that we or our service providers or the Investment Portfolios will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage and mitigate this risk at all times. Furthermore, we cannot control the cybersecurity plans and systems implemented by third parties, including service providers or issuers of securities in which the Investment Portfolios invest.
Distributor
The Financial Industry Regulatory Authority (“FINRA”) provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
Financial Statements
The financial statements of the Separate Account are attached. Upon request, the financial statements of BLIC will be sent to you without charge.

APPENDIX B
PARTICIPATING INVESTMENT PORTFOLIOS
INVESTMENT OBJECTIVES
Below is a listing of the investment advisers and subadvisers, if any, and the investment objectives of each investment portfolio available under the contract. The fund prospectuses contain more complete information including a description of the investment objectives, policies, restrictions and risks. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE ACHIEVED.
Funding Option	Investment Objective	Investment Adviser/Subadviser
Brighthouse Funds Trust I — Class A
MFS ® Research International Portfolio	Seeks capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company
Morgan Stanley Discovery Portfolio	Seeks capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.
PIMCO Total Return Portfolio	Seeks maximum total return, consistent with the preservation of capital and prudent investment management.	Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC
T. Rowe Price Large Cap Value Portfolio	Seeks long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.	Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.
Victory Sycamore Mid Cap Value Portfolio	Seeks high total return by investing in equity securities of mid-sized companies.	Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management Inc.
Brighthouse Funds Trust II — Class A
BlackRock Ultra-Short Term Bond Portfolio	Seeks a high level of current income consistent with preservation of capital.	Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC
Brighthouse/Wellington Core Equity Opportunities Portfolio	Seeks to provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income.	Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP
Neuberger Berman Genesis Portfolio	Seeks high total return, consisting principally of capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC
Western Asset Management Strategic Bond Opportunities Portfolio	Seeks to maximize total return consistent with preservation of capital.	Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company
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